Confidential






                           LB-UBS COMMERCIAL MORTGAGE
                                  TRUST 2003-C8

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2003-C8


                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.39 BILLION


November 3, 2003



LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK

--------------------------------------------------------------------------------

THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS INFORMATION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THE UNDERWRITERS MAY FROM ANY TIME TO TIME PERFORM INVESTMENT BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR VERSIONS HEREOF OR OTHER RELATED TERM SHEETS AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL IS CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES WITHOUT THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN FURNISHING THIS INFORMATION, THE UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY ADDITIONAL INFORMATION OR TO UPDATE THE INFORMATION OR TO CORRECT ANY INACCURACIES THEREIN WHICH MAY BECOME APPARENT.


--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK

Table of Contents
--------------------------------------------------------------------------------

o         Transaction Highlights

o        Structural Highlights

o        Collateral Pool Highlights

o        Significant Mortgage Loans

o        Summary Points

o        Investor Reporting

o        Timeline




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LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK

--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

Transaction Highlights
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

Initial Mortgage Pool Balance:       Approximately $1.39 billion

Public Certificates:                 Approximately $1.24 billion

Private Certificates(1):             Approximately $158.6 million

Co-Lead Manager/Sole Book Runner:    Lehman Brothers Inc.

Co-Lead Manager:                     UBS Securities LLC

Rating Agencies:                     Standard & Poor's, a division of
                                     The McGraw-Hill Companies, Inc. ("S&P")
                                     and Moody's Investors Service, Inc.
                                     ("Moody's")

Trustee:                             LaSalle Bank National Association

Fiscal Agent:                        ABN AMRO Bank N.V.

Master Servicer:                     Wachovia Bank, National Association

Special Servicer:                    Lennar Partners, Inc.


--------------------
1. Not offered hereby

--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK

Transaction Highlights
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS



Cut-Off Date:                                November 11, 2003

Determination Date:                          11th day of each month or if such day is not a business day, then the following  business day

Distribution Date:                           4th business day after the Determination Date of each month, commencing in
                                             December 2003

Eligible for Underwriters' Prohibited
Transaction Exemption for ERISA Purposes     Classes A-1, A-2, A-3, A-4, B, C and D
(Public Certificates):

DTC (Public Certificates):                   Classes A-1, A-2, A-3, A-4, B, C and D

Bloomberg:                                   Cash flows will be modeled on Bloomberg

Denominations:                                            Class                           Minimum Denomination(1)
                                             ------------------------------               -----------------------
                                             A-1, A-2, A-3, A-4, B, C and D                       $10,000


Lehman Brothers CMBS Index:                  All classes will be included in the Lehman Brothers CMBS Index





-----------------------
1. Investments of $1 thereafter.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Structural Highlights
--------------------------------------------------------------------------------
                                                          STRUCTURAL HIGHLIGHTS

 CERTIFICATES



                  -- --------------------
                  |      Class A-1
                  |  --------------------
                  |      Class A-2
                  /  --------------------
   Offered       <       Class A-3                 Class X-CL (1)
Certificates      \  --------------------         Class X-CP (1)(2)
                  |      Class A-4
                  |  --------------------
                  |      Class B
                  |  --------------------
                  |      Class C
                  |  --------------------
                  |      Class D
                  -- --------------------
                  --     Class E
                  |  --------------------
                  |      Class F
                  |  --------------------
                  |      Class G
                  |  --------------------
                  |      Class H
                  |  --------------------
                  |      Class J
Private, 144A     /  --------------------
Certificates     <       Class K
                  \  --------------------
                  |      Class L
                  |  --------------------
                  |      Class M
                  |  --------------------
                  |      Class N
                  |  --------------------
                  |      Class P
                  |  --------------------
                  |      Class Q
                  |  --------------------
                  |      Class S
                  |  --------------------
                  |      Class T
                  -- --------------------

----------------------
1. The Class X-CL and X-CP certificates have the rights to certain excess interest from the underlying mortgage loans. The Class X-CL and X-CP certificates will be privately placed and are not offered as part of the public offering.
2. Initial notional amount of Class X-CP through November 2005 is as set forth herein. The Class X-CP notional balance will decrease thereafter until November 2010 when the notional amount is reduced to zero.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS
BOND STRUCTURE

o    Sequential pay structure(1)

o Interest and principal are paid to senior classes before subordinate classes receive interest and principal(1)

o Credit enhancement for each class will be provided by the subordinate classes

o Losses are allocated in reverse sequential order starting with the non-rated principal balance class (Class T)

------------------------------------------------------------------------------------------------------------------------------
                 APPROXIMATE                            APPROXIMATE                     WTD. AVG.
                ORIGINAL FACE         RATINGS              CREDIT                         LIFE
 CLASS           AMOUNT ($)         (S&P/MOODY'S)         SUPPORT      DESCRIPTION     (YEARS)(2)        PRINCIPAL WINDOW(2)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 A-1(3)         $207,000,000          AAA/Aaa             14.750%     Fixed Rate           3.70              12/03-08/08
------------------------------------------------------------------------------------------------------------------------------
 A-2(3)         $281,000,000          AAA/Aaa             14.750%     Fixed Rate           5.28              08/08-08/10
------------------------------------------------------------------------------------------------------------------------------
 A-3(3)         $140,000,000          AAA/Aaa             14.750%     Fixed Rate           7.80              08/10-06/13
------------------------------------------------------------------------------------------------------------------------------
 A-4(3)         $560,353,000          AAA/Aaa             14.750%     Fixed Rate(4)        9.70              06/13-10/13
------------------------------------------------------------------------------------------------------------------------------
 B(3)            $14,811,000          AA+/Aa1             13.688%     Fixed Rate(4)        9.89              10/13-10/13
------------------------------------------------------------------------------------------------------------------------------
 C(3)            $14,811,000          AA/Aa2              12.625%     Fixed Rate(4)        9.89              10/13-10/13
------------------------------------------------------------------------------------------------------------------------------
 D(3)            $17,424,000          AA-/Aa3             11.375%     Fixed Rate(4)        9.89              10/13-10/13
------------------------------------------------------------------------------------------------------------------------------
 X-CL         $1,393,963,280(5)       AAA/Aaa               N/A       Variable IO(6)       7.78(7)           12/03-07/18(8)
------------------------------------------------------------------------------------------------------------------------------
 X-CP         $1,202,841,000(5)       AAA/Aaa               N/A       Variable IO(6)       5.44(7)           11/05-11/10(8)
------------------------------------------------------------------------------------------------------------------------------
  E              $22,652,000           A+/A1               9.750%     Fixed Rate(4)        9.89              10/13-10/13
------------------------------------------------------------------------------------------------------------------------------
  F              $13,940,000           A/A2                8.750%     Fixed Rate(4)        9.89              10/13-10/13
------------------------------------------------------------------------------------------------------------------------------
  G              $20,909,000           A-/A3               7.250%     Fixed Rate(4)        9.89              10/13-10/13
------------------------------------------------------------------------------------------------------------------------------
  H              $17,425,000          BBB+/Baa1            6.000%        WAC(9)            9.89              10/13-10/13
------------------------------------------------------------------------------------------------------------------------------
  J              $13,940,000          BBB/Baa2             5.000%        WAC(9)            9.89              10/13-10/13
------------------------------------------------------------------------------------------------------------------------------
  K              $20,909,000          BBB-/Baa3            3.500%        WAC(9)            9.89              10/13-11/13
------------------------------------------------------------------------------------------------------------------------------
  L               $6,970,000           BB+/Ba1             3.000%     Fixed Rate(4)        9.97              11/13-11/13
------------------------------------------------------------------------------------------------------------------------------
  M               $6,970,000           BB/Ba2              2.500%     Fixed Rate(4)        9.97              11/13-11/13
------------------------------------------------------------------------------------------------------------------------------
  N               $5,227,000           BB-/Ba3             2.125%     Fixed Rate(4)        9.97              11/13-11/13
------------------------------------------------------------------------------------------------------------------------------
  P               $6,970,000           B+/NR               1.625%     Fixed Rate(4)        9.97              11/13-11/13
------------------------------------------------------------------------------------------------------------------------------
  Q               $3,485,000           B/NR                1.375%     Fixed Rate(4)        9.97              11/13-11/13
------------------------------------------------------------------------------------------------------------------------------
  S               $3,485,000           B-/NR               1.125%     Fixed Rate(4)        9.97              11/13-11/13
------------------------------------------------------------------------------------------------------------------------------
  T              $15,682,280           NR/NR                N/A       Fixed Rate(4)       11.87              11/13-07/18
------------------------------------------------------------------------------------------------------------------------------

------------------
1. Except that Class A-1,Class A-2, Class A-3, Class A-4, Class X-CL and Class X-CP receive interest on a pro-rata basis.
2. Calculated, assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates.
3.   Certificates offered as part of the public offering.
4. For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than a specified fixed rate for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.
5.   Represents the notional amount.
6. Class X-CL and X-CP certificates have rights to certain excess interest on all underlying mortgage loans.
7. Represents the weighted average life of each dollar reduction in notional amount.
8.   Represents period over which the notional amount will be reduced to zero.
9. Pass-through rate is a specified number of basis points (which will vary on a class-by-class basis among the H, J, and K classes) below the weighted average of certain net interest rates on the underlying mortgage loans.

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LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
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

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS
CALL PROTECTION

  ------------------------------------------------------------------------------------------------------------------------------
                                                                                                      STATISTICAL DATA(1)
  ------------------------------------------------------------------------------------------------------------------------------
      Loans With Initial Lock-Out & Defeasance Thereafter                                                 95.5%(2)(3)
  ------------------------------------------------------------------------------------------------------------------------------
      Loans With Initial Lock-Out & Yield Maintenance Thereafter                                          2.5%(2)
  ------------------------------------------------------------------------------------------------------------------------------
      Loans With Initial Lock-Out Followed by Defeasance & Fixed Penalty Thereafter                       1.0%(2)
  ------------------------------------------------------------------------------------------------------------------------------
      Weighted Average Remaining Lock-Out                                                              96.2 months(4)
  ------------------------------------------------------------------------------------------------------------------------------
      Weighted Average Open Period                                                                      2.3 months
  ------------------------------------------------------------------------------------------------------------------------------


  ------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % OF INITIAL MORTGAGE POOL
   OPEN PREPAYMENT PERIOD AT END OF LOAN                              NUMBER OF LOANS                       BALANCE(1)
  ------------------------------------------------------------------------------------------------------------------------------
               NONE                                                         20                                   14.7%
  ------------------------------------------------------------------------------------------------------------------------------
            1 MONTH                                                        21                                   24.6%
  ------------------------------------------------------------------------------------------------------------------------------
             2 MONTHS                                                       12                                    8.8%
  ------------------------------------------------------------------------------------------------------------------------------
             3 MONTHS                                                       34                                   39.6%
  ------------------------------------------------------------------------------------------------------------------------------
             4 MONTHS                                                        2                                    1.7%
  ------------------------------------------------------------------------------------------------------------------------------
             6 MONTHS                                                        3                                   10.0%
  ------------------------------------------------------------------------------------------------------------------------------
            12 MONTHS                                                        1                                    0.6%
  ------------------------------------------------------------------------------------------------------------------------------
               TOTAL:                                                       93                                  100.0%
  ------------------------------------------------------------------------------------------------------------------------------

-------------------------
1.   As of the Cut-Off Date.
2.   Percent of initial mortgage pool balance.
3. Excludes the Sangertown Square Mall mortgage loan which is currently in its defeasance period.
4. Weighted Average Remaining Lock-Out represents loans within their Remaining Lock-Out or Lock-Out/Defeasance Periods.


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LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK

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


Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS
 PREPAYMENT PREMIUMS(1)


---------------------------------------------------------------------------------------------------------------------------------
  PREPAYMENT
    PREMIUM            11/03    11/04    11/05    11/06    11/07    11/08    11/09    11/10    11/11    11/12    11/13    11/14
---------------------------------------------------------------------------------------------------------------------------------
LOCK-OUT/DEF.(2)      100.0%   100.0%    100.0%   98.3%    97.5%    95.5%    94.0%    98.5%     98.5%   98.5%    100.0%   100.0%
---------------------------------------------------------------------------------------------------------------------------------
  YIELD MAINT.           -        -         -      1.7%     2.5%     3.3%     3.3%     1.5%      1.5%    1.5%       -        -
---------------------------------------------------------------------------------------------------------------------------------
   SUB-TOTAL          100.0%   100.0%    100.0%  100.0%   100.0%    98.7%    97.3%   100.0%    100.0%  100.0%    100.0%   100.0%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
2.0%          -         -          -        -         -         -         -         -         -         -         -        -
---------------------------------------------------------------------------------------------------------------------------------
1.5%          -         -          -        -         -        1.3%       -         -         -         -         -        -
---------------------------------------------------------------------------------------------------------------------------------
1.0%          -         -          -        -         -         -        1.3%       -         -         -         -        -
---------------------------------------------------------------------------------------------------------------------------------
0.5%          -         -          -        -         -         -         -         -         -         -         -        -
---------------------------------------------------------------------------------------------------------------------------------
Open          -         -          -        -         -         -        1.5%       -         -         -         -        -
---------------------------------------------------------------------------------------------------------------------------------
Total       100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%
---------------------------------------------------------------------------------------------------------------------------------

------------
1. Represents percentage of then outstanding balance of mortgage loan pool as of the date shown assuming, among other things, no prepayments or defaults and that ARD loans mature and are paid in full on their respective anticipated repayment dates.
2. The Lock-Out Period for the Sangertown Square Mall mortgage loan has elapsed; the loan is currently in its defeasance period.

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LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK

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

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

o The pool includes six mortgage loans (representing 36.8% of the initial mortgage pool balance) which S&P and Moody's have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the "Investment Grade Loans").

o    Summary of the pool composition is as follows:

-------------------------------------------------------------------------------------------------
                                                  TOTAL PRINCIPAL BALANCE         % OF TOTAL
                             NUMBER OF LOANS         AS OF CUT-OFF DATE          MORTGAGE POOL
-------------------------------------------------------------------------------------------------
Investment Grade Loans(1)            6               $513,174,865                    36.8%
-------------------------------------------------------------------------------------------------
Conduit Loans                        87              880,788,416                     63.2
-------------------------------------------------------------------------------------------------
Total:                               93              $1,393,963,281                  100.0%
-------------------------------------------------------------------------------------------------

---------------------------
1. Includes Sangertown Square Mall, the subordinate companion loan of the senior Sangertown Square Mall loan which was securitized in the LB-UBS 2000-C3 transaction.

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LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


Mortgage Loan Sellers

o Sponsors of properties securing loans in the LB-UBS 2003-C8 transaction include the following:

     --   General Growth Properties, Inc.

     --   Westfield America Inc.

     --   The Durst Organization

     --   Investcorp International, Inc.

     --   Pennsylvania Real Estate Investment Trust ("PREIT")

     --   Caruso Affiliated Holdings

     -- Mayflower Realty LLC Members and Affiliates: Simon Property Group, Inc., Teachers Insurance and Annuity Association of America, New York State Teachers' Retirement System, J.P. Morgan Investment Management Inc.

o    Conduit Origination Program

     -- Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or, in select cases, re-underwritten by third party service providers (i.e., by a "Big Four" accounting firm).

     -- Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     -- Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     --   Substantially all borrowers are single asset entities

     --   Non-consolidation opinions

          o Delivered for substantially all loans with principal balances greater than $20 million

     -- Cash management systems affecting approximately 98.4% of the initial mortgage pool balance

          o    Hard lockbox - 36.4% of the initial mortgage pool balance(1)

          o    Springing lockbox -62.0% of the initial mortgage pool balance

---------------
1. Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the borrower unless there is the occurrence of certain trigger events and certain hotel and multifamily properties where the property manager is required to deposit rents into a hard lockbox under lender control.


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LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

FUNDED ESCROWS


--------------------------------------------------------------------------------
     ESCROW TYPE(1)                            % OF POOL WITH FUNDED ESCROWS(2)
--------------------------------------------------------------------------------
Replacement Reserves                                        100.0%
--------------------------------------------------------------------------------
Tax Reserves(3)                                             100.0%
--------------------------------------------------------------------------------
Insurance Reserves(4)                                        99.7%
--------------------------------------------------------------------------------
TI & LC (Industrial)                                        100.0%
--------------------------------------------------------------------------------
TI & LC (Office)                                            100.0%
--------------------------------------------------------------------------------
TI & LC (Retail)                                             89.7%
--------------------------------------------------------------------------------

------------
1. Escrows are in the form of either up-front reserves, periodic cash deposits and letters of credit. In some instances where there are no escrows, certain credit-worthy tenants are permitted to maintain insurance or are self-insured and are subsequently deemed to have escrows.
2.   As of the Cut-Off Date; excludes the Investment Grade Loans.
3. In some instances where there are no tax escrows, certain creditworthy tenants are permitted to pay taxes directly and in such circumstances and are subsequently deemed to have escrows.
4. In some instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure and are subsequently deemed to have escrows.

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LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


--------------------------------------------------------------------------------
             GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE (1)
--------------------------------------------------------------------------------
Size of Pool                                                      $1,393,963,281
--------------------------------------------------------------------------------
                                                                   Lehman: 58.6%
Contributor of Collateral                                             UBS: 41.4%
--------------------------------------------------------------------------------
Number of Loans                                                               93
--------------------------------------------------------------------------------
Gross Weighted Average Coupon                                             5.497%
--------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(2)                         103 Months
--------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(2)                        100 Months
--------------------------------------------------------------------------------
Average Balance                                                      $14,988,852
--------------------------------------------------------------------------------
Average Conduit Balance
     (excluding the Investment Grade Loans)                          $10,124,005
--------------------------------------------------------------------------------
Largest Loan                                                        $177,059,667
--------------------------------------------------------------------------------
Largest Conduit Loan                                                 $69,601,035
--------------------------------------------------------------------------------
WA U/W DSCR(3)                                                             1.71x
--------------------------------------------------------------------------------
WA LTV(3)                                                                  65.4%
--------------------------------------------------------------------------------
WA LTV at Maturity/ARD(2)(3)                                               56.9%
--------------------------------------------------------------------------------
Geographic Diversity                                                   29 States
--------------------------------------------------------------------------------
Balloon and/or ARD Loans(2)(4)                                            100.0%
--------------------------------------------------------------------------------

-----------------
1. The LB-UBS 2003-C8 Trust includes the A Notes for three cross-collateralized, cross-defaulted hotel loans. In aggregate, the A Notes total $12,899,614 representing 0.9% of the initial mortgage pool balance. The A Note holders receive monthly interest payments prior to the B Note holders receiving monthly interest payments. The A Note and B Note holders receive amortization pro-rata and pari-passu. In the event of default, the B Note holders receive no principal payments until the principal amount of the A Notes have been paid in full. The B Notes will not be included in the LB-UBS 2003-C8 Trust.
2. Assumes ARD loans mature and are paid in full on their respective anticipated repayment dates.
3.   Credit characteristics excluding the Investment Grade Loans are as follows:
     WA U/W DSCR: 1.43x; WA LTV: 73.1%; WA LTV at Maturity/ARD: 64.2%.
4.   Includes Interest Only loans.


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LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

PROPERTY TYPE

o Heavily concentrated in Investment Grade Loans and certain asset classes historically considered to be lower risk:

     -- Regional Mall, Office, Anchored Retail, Industrial/Warehouse and Multifamily(2) properties comprise 91.8% of the initial mortgage pool balance.

     -- Investment Grade Loans comprise approximately 36.8% of the initial mortgage pool balance.




                                PROPERTY TYPE(1)

                               [PIECHART OMITTED]

                                  REGIONAL MALL
                                      33.6%
                            (85.1% INVESTMENT GRADE)

                                     OFFICE
                                      25.2%
                            (32.6% INVESTMENT GRADE)

                                 ANCHORED RETAIL
                                      16.8%

                                 MULTIFAMILY(2)
                                      14.6%

                                      HOTEL
                                      4.0%

                                UNANCHORED RETAIL
                                      3.5%

                              INDUSTRIAL/WAREHOUSE
                                      1.5%

                                  SELF STORAGE
                                      0.7%


------------------
1.   Percentages based on allocated loan amounts per property.
2. Multifamily component includes one mobile home park property representing 0.1% of the aggregate pool.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK

 Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


Geographic Diversity

o    The loans are secured by properties located in 29 states.

o Only two states represent more than 7.5% (by principal balance) of the Mortgaged Properties (California 22.5% and New York 19.4%).

     -- 56.5% (by principal balance) of the properties in California secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.

     -- 47.6% (by principal balance) of the properties in New York secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.

--------------------------------------------------------------------------------
                               STATE DISTRIBUTION
--------------------------------------------------------------------------------

                               [PIECHART OMITTED]

                                       CA
                                      22.5%
                            (56.5% INVESTMENT GRADE)

                                       NY
                                      19.4%
                            (47.6% INVESTMENT GRADE)

                                       MA
                                      7.5%
                            (33.5% INVESTMENT GRADE)

                                       TX
                                      6.6%

                                       MO
                                      6.2%
                            (100.0% INVESTMENT GRADE)

                                       FL
                                      6.0%

                                       VA
                                      6.0%

                                       TN
                                      3.8%

                                    OTHER(1)
                                      22.0%

--------------------
1. No other state represents more than 2.3% of the initial mortgage pool balance.

--------------------------------------------------------------------------------

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                                       12

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

CUT-OFF DATE LOAN SIZE DIVERSITY

o    93 mortgage loans

o Average loan size: $14,988,852 ($10,124,005 excluding the Investment Grade Loans)

o The largest loan comprises 12.7% of the initial mortgage pool balance (5.0% excluding the Investment Grade Loans)

--------------------------------------------------------------------------------
                       CUT-OFF DATE LOAN SIZE DISTRIBUTION
--------------------------------------------------------------------------------

                               [BARCHART OMITTED]

         $ MILLIONS                # OF LOANS                 % OF POOL
         ----------                ----------                 ---------
         Less than $6                  42                        9.3%
         $6 -  $14                     28                       16.9%
         $14 -  $40                    15                       24.8%
         $40 -  $60                     2                        6.3%
         $60 - $100                     4                       21.8%
         $100 - $120                    1                        8.2%
         Greater than $120              1                       12.7%



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LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
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
Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS
 UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o    Weighted average underwritten debt service coverage ratio of 1.71x.


--------------------------------------------------------------------------------
                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIO
--------------------------------------------------------------------------------
Property Type                         % of Pool     WA DSCR       Min-Max DSCR
--------------------------------------------------------------------------------
Retail                                  53.7%        1.88x        1.24x - 4.09x
  Regional Mall                         33.6         2.10          1.36 - 4.09
  Anchored Retail                       16.8         1.50          1.24 - 2.11
  Unanchored Retail                      3.4         1.62          1.25 - 2.29
Office                                  25.4         1.59         1.24x - 2.10x
--------------------------------------------------------------------------------
Multifamily (1)                         14.6         1.45         1.21x - 1.87x

Hotel                                   4.0          1.40         1.30x - 1.89x

Industrial/Warehouse                    1.5          1.40         1.26x - 1.58x

Self Storage                            0.7          1.46         1.33x - 1.83x
--------------------------------------------------------------------------------
Total:                                  100.0%       1.71x        1.21x - 4.09x
--------------------------------------------------------------------------------

                               [BARCHART OMITTED]

     DSCR                           # OF LOANS               % OF POOL
     ----                           ----------               ---------
1.20x - 1.29x                           14                     12.5%
1.30x - 1.39x                           27                     23.3%
1.40x - 1.49x                           17                     11.8%
1.50x - 1.59x                           19                      8.5%
1.60x - 1.79x                            5                      4.6%
1.80x - 1.89x                            5                      9.3%
Greater than or equal
    to 1.90x                             6                     29.9%


------------
1. Multifamily component includes one mobile home park property representing 0.1% of the aggregate pool.


--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       14

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

CUT-OFF DATE LOAN TO VALUE RATIO

o    Weighted average loan to value of 65.4%.

o    Weighted average loan to value at maturity or ARD(1) of 56.9%.


--------------------------------------------------------------------------------
                        CUT-OFF DATE LOAN TO VALUE RATIO
--------------------------------------------------------------------------------


                               [BARCHART OMITTED]


      LTV                         # OF LOANS                 % OF POOL
      ---                         ----------                 ---------
Less than 50.0%                        4                       11.8%
50.1% - 55.0%                          4                       14.7%
55.1% - 60.0%                          4                        7.2%
60.1% - 65.0%                          7                        7.8%
65.1% - 70.0%                         11                        9.1%
70.1% - 75.0%                         35                       23.4%
75.1% - 80.0%                         28                       25.9%


---------------------------
1.  Assumes ARD loans are paid in full on their anticipated repayment dates.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       15

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

INVESTMENT GRADE LOANS



------------------------------------------------------------------------------------------------------------------------------------
                                                           INVESTMENT GRADE LOANS
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % OF INITIAL
           NAME                          PROPERTY TYPE      CUT-OFF DATE    MORTGAGE POOL        U/W
                                                             BALANCE           BALANCE          DSCR(1)      LTV(2)   S&P/MOODY'S(3)
------------------------------------------------------------------------------------------------------------------------------------
The Grove                                Regional Mall      $177,059,667         12.7%            2.04x        52.9%      AA+/Aa3
------------------------------------------------------------------------------------------------------------------------------------
114 West 47th Street                     Office             114,771,489           8.2             2.10         44.1       AAA/Aa3
------------------------------------------------------------------------------------------------------------------------------------
GGP JP Realty Portfolio(4)               Regional Mall       86,302,106           6.2             2.35         62.3         A/A2
------------------------------------------------------------------------------------------------------------------------------------
Westfield Shoppingtown South County      Regional Mall       85,907,771           6.2             1.88         56.9       BBB/Baa3
------------------------------------------------------------------------------------------------------------------------------------
Liberty Tree Mall                        Regional Mall       35,000,000           2.5             4.09         39.3       AAA/Aa1
------------------------------------------------------------------------------------------------------------------------------------
Sangertown Square Mall(5)                Regional Mall       14,133,833           1.0             1.40         47.8       A-/Baa2
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted Average:                      --            $513,174,865         36.8%            2.20x        52.1%         --
------------------------------------------------------------------------------------------------------------------------------------


--------------------
1. Calculated based on underwritten net cash flow and actual debt service constant and, in the case of the Sangertown Square Mall loan, assuming a debt service payment that includes debt service on both the senior loan and the subordinate companion loan (combined balance of $74,485,780).
2. Calculated based on Cut-Off Date Balance and the related appraised value and, in the case of the Sangertown Square Mall loan, assuming a loan amount that includes the senior loan and the subordinate companion loan (combined balance of $74,485,780).
3. S&P and Moody's have confirmed to us that the ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.
4. The GGP JP Realty Portfolio is secured by three regional malls: Grand Teton Mall, Salem Center and Animas Valley Mall.
5. Subordinate companion loan of the senior Sangertown Square Mall loan which was securitized in the LB-UBS 2000-C3 transaction.


--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       16

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE GROVE

Cut-Off Date Balance:                   $177,059,667

Interest Rate:                          5.305%

Anticipated Repayment Date ("ARD"):     June 11, 2013

Maturity Date:                          June 11, 2033

Original Term to ARD:                   10 years

Amortization:                           30 years

Sponsor:                                Caruso Affiliated Holdings

Property(1):                            Open-air retail/entertainment complex
                                        with 583,688 square feet of gross
                                        leasable area.

Location:                               Los Angeles, California

Year Built:                             2002

In-Line Sales/ SF(2):                   $503

In-Line Cost of Occupancy(3):           14.6%

Major Tenants(4)(5):                    Nordstrom (116,463 square feet; credit
                                        rating of A-/Baa1); Pacific Theatres
                                        (14 screens, 72,000 square feet; NR/NR)

Major Tenant Sales/ SF(6)(7):           Nordstrom $366/ SF; Pacific Theatres
                                        $1.125 million per screen


----------------------
1. Collateral consists of 395,225 square feet plus the Nordstrom and Pacific Theatres pads, two improved outparcels and one unimproved outparcel.
2. Comparable in-line store sales for tenants less than 10,000 square feet for the trailing twelve months ending June 2003.
3. Occupancy costs as a percent of sales for the trailing twelve months ending June 2003.
4. Nordstrom and Pacific Theatres own their respective improvements, which are not part of the collateral, and sub-lease their pads from the Grove borrower, which are part of the collateral.
5. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent if tenant company is not rated.
6. Nordstrom opened in March 2002 and generated $35.5 million in sales for the first ten months of operations or $42.6 million on an annualized basis. Nordstrom reports annually; therefore, trailing twelve month sales are unavailable.
7.   Sales for Pacific Theatres for the trailing twelve months ending June 2003.


--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       17

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE GROVE (CONT.)

Top Five Retail Tenants:             Tenant                                Square Feet       Lease End Date
                                     ------                                -----------       --------------
                                     Barnes & Noble                           40,791           3/31/2017
                                     Crate & Barrel                           34,500           1/31/2018
                                     Banana Republic                          29,522           3/31/2017
                                     FAO Schwarz                              28,000           1/31/2020
                                     Gap/Gap Kids/Gap Body/Baby Gap           25,214           3/31/2012

Overall  Occupancy(1):               94.1% leased

Appraised Value(2):                  $334,600,000

LTV(2)(3):                           52.9%

U/W DSCR(4):                         2.04x

Reserves:                            Monthly real estate tax or letter of credit. Ground rent and insurance escrows not required if borrower provides evidence of ground rent payments and while covered under sponsor's blanket insurance policy.

Lockbox:                             Springing

Prepayment/Defeasance:               Defeasance beginning two years after securitization. Prepayment without penalty permitted three months prior to ARD.

----------------
1.   As of July 2003, the property was 94.1% leased and 89.0% occupied.
2.   Based on appraisal dated August 31, 2003.
3.   As of the Cut-Off Date.
4. Calculated based on underwritten net cash flow of $24,246,274 and an actual debt constant of 6.667%.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       18

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

114 WEST 47TH STREET

Cut-Off Date Balance:                $114,771,489

Interest Rate:                       5.625%

Maturity Date:                       3/11/2014

Anticipated Repayment Date ("ARD"):  9/11/2013

Term to Maturity:                    10 Years and six months

Term to ARD:                         10 Years

Amortization:                        30 Years

Sponsor:                             The Durst Organization, L.P.

Property:                            26-story Class A office building comprised
                                     of 596,815 square feet

Location:                            New York, New York

Year Built:                          1989

Occupancy(1):                        96.3% leased

Major Tenants(2):                    Approximately 86.0% of base rent is derived
                                     from investment grade rated tenants.

                                                                                     Approx. % of                        Ratings
                                     Tenant                          Square Feet       Base Rent      Lease End Date    S&P/Moody's
                                     ------                          -----------       ---------      --------------    -----------
                                     US Trust Company of NY (3)       485,691           81.7%          11/30/2014        A/A2
                                     Smith New Court (4)              24,419            4.4%           06/30/2005        A+/Aa3
                                     Kanematsu USA                    20,596            5.6%           05/31/2005        NR/NR


---------------------
1.   The Property is 96.3% leased and 85.6% occupied as of August 20, 2003.
2. Credit ratings may reflect the rating of the parent if tenant company is not rated.
3. The majority of the space occupied by US Trust Company of NY has a lease expiration of November 30, 2014, with 10,174 square feet expiring on November 30, 2006 and 7,718 square feet expiring on June 30, 2005.
4. Smith New Court subleases its space to US Trust Company of NY over the entire term of the lease.


--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       19

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


114 WEST 47TH STREET (CONT.)

Appraised Value(1):                 $260,000,000

LTV(1)(2):                          44.1%

U/W DSCR(3):                        2.10x

Reserves:                           Monthly deposits by the Borrower of 1/12th
                                    the estimated annual real estate taxes and insurance premiums. In the event that US
                                    Trust Company has not renewed its lease
                                    during the last 12 months of the Loan term, the Borrower must make monthly deposits into a cash collateral account such that there is approximately $25 per square foot reserved at maturity.

Lockbox:                            Hard

Prepayment/Defeasance:              Defeasance beginning two years after
                                    securitization. Prepayment without penalty permitted 30 days prior to ARD.










---------------------
1.   Based on appraisal dated as of August 1, 2003.
2.   As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $16,721,470 and actual debt constant of 6.908%.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       20

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


GGP JP REALTY PORTFOLIO(1)

Cut-Off Date Balance:               $86,302,106

Interest Rate:                      3.564%

Anticipated Repayment Date ("ARD"): 7/11/2008

Maturity Date:                      7/11/2028

Original Term to ARD:               5 years

Amortization:                       25 years

Sponsor:                            General Growth Properties, Inc.

Properties:                         3 regional malls with an aggregate of
                                    1,686,523(2) square feet of gross leasable area (Salem Center with 648,556 square feet;
                                    Grand Teton Mall with 541,305 square feet and Animas Valley Mall with 496,662 square feet)

Locations:                          Salem, Oregon (Salem Center); Idaho Falls,
                                    Idaho (Grand Teton Mall); Farmington, New
                                    Mexico (Animas Valley Mall)

Years Built:                        Salem Center: 1980; renovated 1998 and 1995

                                    Grand Teton Mall: 1984

                                    Animas Valley Mall: 1982; renovated 2003

In-Line Sales/ SF(3):               $307-Salem Center; $262-Grand Teton Mall;
                                    $266-Animas Valley Mall

In-Line Cost of Occupancy(4):       12.4%-Salem Center; 9.1%-Grand Teton Mall;
                                    9.4%-Animas Valley Mall

----------
1. The GGP JP Realty Portfolio loan is secured by an $87,000,000 first mortgage on three regional malls.
2.   Collateral consists of 1,239,192 square feet.
3. Comparable in-line sales for stores under 10,000 square feet for the trailing twelve months ending June 2003.
4. Occupancy costs as a percent of sales for the trailing twelve months ending June 2003.


--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
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

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


GGP JP REALTY PORTFOLIO (CONT.)

Anchors(1):                         Salem Center: Meier & Frank (183,500 square
                                    feet; credit rating of BBB+/Baa1); JCPenney
                                    (102,500 square feet; credit rating of
                                    BB+/Ba3); Mervyn's (80,000 square feet;
                                    credit rating of A+/A2); Nordstrom (72,000
                                    square feet; credit rating of A-/Baa1)

                                    Grand Teton Mall: Dillard's (124,683 square feet; credit rating of BB/Ba3); Sears (73,512 square feet; credit rating of BBB/Baa1); JCPenney (65,210 square feet; credit rating of BB+/Ba3); The Bon Marche (60,340 square feet; credit rating of BBB+/Baa1)

                                    Animas Valley Mall: Dillard's (72,212 square feet; credit rating of BB/Ba3); Sears (65,856 square feet; credit rating of BBB/Baa1); JCPenney (50,749 square feet; credit rating of BB+/Ba3); Kaye Home Furnishings (50,400 square feet; NR/NR); Ross Dress for Less (30,000 square feet; credit rating of BBB/NR)

Anchor Sales/ SF (2):               Salem Center: Meier & Frank $191 psf;
                                    JCPenney $195 psf; Mervyn's $225 psf;
                                    Nordstrom $458 psf

                                    Grand Teton Mall: Dillard's $84 psf; Sears
                                    $184 psf; JCPenney $173 psf; The Bon Marche
                                    $162 psf

                                    Animas Valley Mall: Dillard's $177 psf;
                                    Sears $240 psf; JCPenney $160 psf; Kaye Home
                                    Furnishings (N/A); Ross Dress for Less (N/A)







-------------------
1. Credit ratings for anchors are by and Moody's, respectively, and may reflect the rating of the parent if tenant company S&P is not rated.
2. Salem Center: Sales for Salem Center are borrower estimates for the trailing twelve months as of June 30, 2003. Stores do not report. Animas Valley Mall: Kaye Home Furnishings opened on October 4, 2002. Full year sales are not available. Ross Dress for Less opened December 4, 2001. Sales are not reported.


--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
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

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

GGP JP REALTY PORTFOLIO (CONT.)

Overall Occupancy(1):               95.5%

Appraised Value(2):                 $138,500,000

LTV(2)(3):                          62.3%

U/W DSCR(4):                        2.35x

Reserves:                           Monthly real estate tax and ground rent
                                    escrows required. Insurance escrows will not be required while insurance coverage is under GGP's blanket policy. Springing replacement/rollover reserve.

Lockbox:                            Springing

Prepayment/Defeasance:              Defeasance beginning two years after
                                    securitization. Prepayment without penalty permitted three months prior to ARD.







-------------------
1.   Based on a weighted average as of August 31, 2003.
2. Based on appraisals dated June 19, 2003 for Grand Teton Mall-$48,000,000; dated June 25, 2003 for Salem Center-$47,000,000; and dated June 12, 2003 for Animas Valley Mall-$43,500,000.
3.   As of the Cut-Off Date.
4. Calculated based on allocated loan balances and based on aggregate underwritten net cash flow of $12,384,072 and actual debt constant of 6.049%.


--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
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


Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

WESTFIELD SHOPPINGTOWN SOUTH COUNTY

Cut-Off Date Balance:                $85,907,771

Interest Rate:                       4.961%

Anticipated Repayment Date ("ARD"):  10/11/2013

Maturity Date:                       10/11/2033

Term to ARD:                         10 Years

Amortization:                        30 Years

Sponsor:                             Westfield America Inc.

Property:                            Regional mall with 1,020,388 square feet(1)
                                     of gross leasable area

Location:                            St. Louis, Missouri

Year Built:                          1963; $54,000,000 million expansion and
                                     renovation in 2002

In-Line Sales/SF (2):                $310

2002 In-Line Cost of Occupancy (2):  13.6%

Anchors(3):                          Famous Barr (204,592 square feet; credit
                                     rating of BBB+/Baa1), Sears (168,695 square feet; credit rating of BBB/Baa1), JCPenney
                                     (147,324 square feet; credit rating of
                                     BB+/Ba3), Dillard's (142,787 square feet;
                                     credit rating of BB/Ba3)

Anchor Sales/ SF (4):                Famous Barr $38.1 million; Sears $24.6
                                     million; JCPenney $29.5 million; Dillard's
                                     $13.7 million



------------------
1.   Collateral consists of 451,651 square feet.
2. In-line sales are based on the trailing twelve months ending May 2003. Occupancy costs are based on the year ending December 2002.
3. Credit ratings for anchors may reflect the rating of the parent if individual department store company is not rated. Famous Barr owns its pad and improvements and is not part of the collateral. Sears and Dillard's own their improvements but are subject to a ground lease. JCPenney is part of the collateral.
4.   Anchor sales as reported by the Borrower for the year ending May 2003.


--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       24

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


WESTFIELD SHOPPINGTOWN SOUTH COUNTY (CONT.)

Top Five In-Line Tenants:            Tenant                          Square Feet                   Lease End Date
                                     ------                          -----------                   --------------
                                     Kids R Us (1)                     17,250                         1/31/2007
                                     Sam Goody/Musicland                7,173                         1/31/2011
                                     Lerner New York                    8,228                         1/31/2004
                                     Gap/Gap Kids                       8,500                         1/31/2009
                                     Casual Corner                      8,205                         1/31/2012

Overall Occupancy(2):                96.4%

Appraised Value(3):                  $151,000,000

LTV(3)(4):                           56.9%

U/W DSCR(5):                         1.88x

Reserves:                            Westfield America Inc. guarantees payment of real estate taxes, insurance premiums and $1.20 psf per annum for TI/LC's and CapEx. In the event the DSCR falls below 1.10x based on a 9.25% constant, borrower must make ongoing deposits for real estate taxes, insurance premiums and $1.20 psf per annum for TI/LC's and CapEx.

Lockbox:                             Hard

Prepayment/Defeasance:               Defeasance beginning two years after securitization. Prepayment without penalty permitted starting six months prior to ARD.



---------------------------
1. The Kids R Us (Toys R Us obligor: BBB-/Baa3) store is currently dark, but the tenant continues to pay rent. In addition, there is a lease out for signature to Borders Books, which is expected to take occupancy of the Kids R Us space by March 1, 2004.
2. As of September 26, 2003, and includes signed leases with Hollister, Gymboree, Goldend Touch and the Buckle that are expected to be in-place by December 1, 2003, a signed lease with Blue Sea Photo which is expected to be in place by April 1, 2004 and a dark 17,250 square-foot space leased to Kids R Us.
3.   Based on appraisal dated as of June 30, 2003.
4.   As of the Cut-Off Date.
5. Calculated based on underwritten net cash flow of $10,357,513 and actual debt constant of 6.413%.


--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LIBERTY TREE MALL


Liberty Tree Mall

Cut-Off Date Balance:                  $35,000,000

Interest Rate:                         5.220%

Maturity Date:                         10/11/2013

Term to Maturity:                      10 Years

Amortization:                          Interest Only

Sponsor: Mayflower Realty LLC - Simon Property Group, Inc / New York State Teachers' Retirement System / Teachers Insurance and Annuity Association of America / J.P. Morgan Investment Management Inc.

Property(1):                           409,425 square feet of regional mall
                                       space and a 40,293 square foot strip
                                       center aggregating 449,718 square feet of collateral gross leasable area

Location:                              Danvers, Massachusetts

Year Built:                            1972; redevelopment/expansion 2001

In-Line Sales/ SF(2):                  $357

2002 In-Line Cost of Occupancy(2):     15.1%

Anchors(3):                            Target (137,000 square feet; credit
                                       rating of A+/A2), Kohl's (100,000 square
                                       feet), Marshall's (46,898 square feet),
                                       Best Buy (45,000 square feet), Sports
                                       Authority (43,802 square feet; NR/NR)

2002 Anchor Sales/ SF (4):             Marshall's $12.6 million; Sports
                                       Authority $8.2 million


----------------

1. Square footage reflects the total leasable area for collateral stores in the mall and a 40,293 square foot convenience center that is adjacent to the mall. Excludes 407,300 square feet of non-collateral square feet, which per the Borrower, is occupied by Kohls, Staples, Target, Dollar Tree and Best Buy. In addition, per the Borrower, a Stop and Shop and Pier 1 Imports, which are not part of the collateral, are being built out and are expected to open by January 1, 2004. Leases for non-collateral space were not made available. The gross leaseable area of collateral and non-collateral square feet is 857,018 square feet.

2. In-line sales and occupancy costs are based on the year ending December 31, 2002.

3. Credit ratings may reflect the rating of the parent if tenant company is not rated. The square footage for these tenants is based on estimates provided by the Borrower. Target, Kohl's and Best Buy are not part of the collateral.

4. Approximate sales for the year ending December 31, 2002. Sales data based on estimates provided by the Borrower. Target, Kohl's and Best Buy are not part of the collateral and as such are not required to report sales information.


--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       26

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LIBERTY TREE MALL (CONT.)


Top Five In-Line Tenants:             Tenant                Square Feet        Lease End Date
                                      ------                -----------        --------------
                                      Bed Bath & Beyond        34,034             01/31/2012
                                      Comp USA                 27,490             07/31/2012
                                      Loews Theatres           80,800             12/31/2013
                                      AC Moore                 22,754             01/31/2008
                                      Staples(1)               24,260             N/A

Occupancy(2):                         90.4%

Appraised Value(3):                   $89,000,000

LTV(3)(4):                            39.3%

U/W DSCR(5):                          4.09x

Reserves:                             Monthly escrows for taxes, TI/LC's and
                                      capital expenditures will only be
                                      collected following certain trigger
                                      events. Once triggered, such monthly
                                      reserves may then be guaranteed by
                                      Mayflower Realty LLC in lieu of actual
                                      deposits, provided that Mayflower
                                      maintains a net worth of at least
                                      $100,000,000 (with respect to the rollover reserve, the account must have certain amounts specified in the loan documents, should trigger events occur in certain years). Monthly insurance reserves shall not be collected so long as insurance policies acceptable to lender are paid in full annually in advance.

Lockbox:                              Hard

Prepayment/Defeasance:                Defeasance beginning two years after
                                      securitization. Prepayment without penalty permitted six months prior to Maturity
                                      Date.

---------------
1. Staples is not part of the collateral. The square footage for Staples is based on an estimate provided by the Borrower.
2. As of October 2, 2003 and reflects the total occupancy on collateral square feet of the mall, which includes a 40,293 square foot convenience center that is adjacent to the mall. In-Line occupancy is 84.4%
3.   Based on appraisal dated September 15, 2003.
4.   As of the Cut-Off Date.
5. Calculated based on underwritten net cash flow of $7,571,752 and an actual debt constant of 5.293%.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       27

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SANGERTOWN SQUARE MALL(1)


Cut-Off Date Balance
     (subordinate companion loan):    $14,133,833

Interest Rate(2):                     8.085%

Anticipated Repayment Date ("ARD"):   12/1/2009

Maturity Date:                        12/1/2029

Original Term to ARD:                 10 years

Remaining Term to ARD:                6 years, 1 month

Amortization (3):                     30 years

Sponsor:                              The Pyramid Companies

Property:                             Regional mall with 879,429(4) square feet
                                      of gross leasable area.

Location:                             New Hartford, New York

Year Built:                           1980/1982; renovated 1990,1995,1998 and
                                      2002

2002 In-Line Sales/ SF(5):            $345

2002 In-Line Cost of Occupancy(5):    12.0%



---------------------------
1. Subordinate companion loan of the senior Sangertown Square Mall loan which was securitized in the LB-UBS 2000-C3 transaction.
2. Based on a weighted average interest rate of the subordinate companion loan.
3. Pursuant to the A/B Note structure, the subordinate companion loan does not receive any principal payments until the balance of the senior loan is reduced to zero.
4.   Collateral consists of 753,429 square feet.
5. Comparable in-line sales for tenants under 10,000 square feet and in-line cost of occupancy for total in-line retail stores, respectively, as estimated by borrower for year ending December 2002.




--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
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
Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SANGERTOWN SQUARE MALL (CONT.)


Anchors(1)(2):                        Sears (152,619 square feet; credit rating
                                      of BBB/Baa1); JCPenney (149,662 square
                                      feet; credit rating of BB+/Ba3);
                                      Kaufmann's (139,634 square feet; credit
                                      rating of BBB+/Baa1); Target (126,000
                                      square feet; credit rating of A+/A2)

2002 Anchor Sales/ SF (3):            Sears $161 psf; JCPenney $141 psf;
                                      Kaufmann's $251 psf; Target $198 psf

Top Five Major & In-Line Tenants:     Tenant                  Square Feet            Lease End Date
                                      ------                  -----------            --------------
                                      H&M                        30,119                 2/28/2016
                                      Circuit City               21,280                 1/31/2019
                                      Klein's All Sport          18,075                 11/17/2006
                                      Old Navy                   15,500                 10/31/2009
                                      Kaufmann's Home            11,634                 7/5/2016

Overall Occupancy(4):                 98.1%

Appraised Value(5):                   $156,000,000

LTV(5)(6):                            47.8%

U/W DSCR(7):                          1.40x

Reserves:                             On-going for taxes, insurance, TI/LC's,
                                      and CapEx; one month's debt service
                                      reserve. A substantial renovation reserve is required if Borrower does not renovate the Property by December 1, 2008.

Lockbox:                              Hard

Prepayment/Defeasance:                Defeasance permitted beginning May 2002.
                                      Prepayment without penalty permitted two months prior to ARD.

--------------------
1. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent if tenant company is not rated.
2. Sears, JCPenney, and Kaufmann's are part of the collateral. Target owns its store, which is not part of the collateral, and leases its pad, which is part of the collateral.
3. Anchor sales for the year ending December 2002 are borrower estimates, with the exception of Target, which is an estimate for year 2003 sales, its first full year of operations following its October 2002 opening.
4.   As of July 1, 2003.
5.   Based on appraisal as of August 1, 2003.
6. As of the Cut-Off Date. Calculated based on a loan amount that includes the senior loan and the subordinate companion loan.
7. Calculated based on an underwritten net cash flow of $10,156,839, an actual debt constant of 9.50%, and the original whole loan amount which includes the senior loan and the subordinate companion loan.



--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       29

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS

------------------------------------------------------------------------------------------------------------
                                   OTHER SIGNIFICANT MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------
                                                                % OF INITIAL
     NAME                    PROPERTY TYPE       CUT-OFF DATE   MORTGAGE POOL          U/W
                                                    BALANCE        BALANCE            DSCR(1)         LTV(2)
------------------------------------------------------------------------------------------------------------
Dartmouth Mall               Regional Mall       $ 69,601,035        5.0%              1.36x           71.0%
------------------------------------------------------------------------------------------------------------
30 Broad Street                 Office             62,500,000        4.5               1.25            73.2
------------------------------------------------------------------------------------------------------------
Oakwood Dulles Apartments     Multifamily          44,500,000        3.2               1.38            76.7
------------------------------------------------------------------------------------------------------------
The Plaza at Delray         Anchored Retail        43,250,000        3.1               1.79            75.7
------------------------------------------------------------------------------------------------------------
Totals/Weighted Average:                         $219,851,035       15.8%              1.42x           73.7%
------------------------------------------------------------------------------------------------------------

--------------------
1. Calculated based on underwritten net cash flow and actual debt service constant.
2.   Calculated based on Cut-Off Date balance and related appraised value.



--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       30

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS



DARTMOUTH MALL


Cut-Off Date Balance:                 $69,601,035

Interest Rate:                        4.950%

Maturity Date:                        6/11/2013

Term to Maturity:                     10 years

Amortization:                         30 years

Sponsor:                              Pennsylvania Real Estate Investment Trust
                                      ("PREIT")

Property(1):                          Regional mall with 623,789 square feet of
                                      gross leasable area.

Location:                             Dartmouth, Massachusetts

Year Built:                           1971; Renovated 2000

In-Line Sales/ SF(2):                 $398

In-Line Cost of Occupancy(3):         9.1%

Anchors(4) (5):                       Sears (108,440 square feet; credit rating
                                      of BBB/Baa1); JCPenney (100,020 square
                                      feet; credit rating of BB+/Ba3)

2002 Anchor Sales/ SF (6):            Sears $237 psf; JCPenney $213 psf

--------------------
1. Includes 93,123 square feet of the former Ames anchor store. The May Department Stores Company has signed a non-binding letter of intent to purchase this anchor site and construct a 140,000 square foot Filene's store. The borrower has received Planning Board and Zoning Board Approvals to construct the Filene's store. After the sale, collateral will consist of approximately 530,666 square feet.
2.   In-line store sales for 2002.
3.   Occupancy costs as a percent of sales for 2002.
4. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent if tenant company is not rated.
5. The May Department Stores Company has signed a non-binding letter of intent to take over the former Ames pad and store. The borrower expects the Construction, Operation and Reciprocal Easement Agreement and Agreement of Sale to be executed by mid-November 2003.
6.   Sales for 2002.


--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       31

 Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


DARTMOUTH MALL (CONT.)


Top Five In-Line Tenants:             Tenant       Square Feet    Lease End Date
                                      ------       -----------    --------------
                                      Old Navy        17,812         7/31/2004
                                      Pay Half        14,590         1/31/2012
                                      Express         11,344         1/31/2008
                                      IParty          10,595         1/31/2008
                                      Gap             8,700          8/31/2009

Overall Occupancy(1):                 79.5%

Appraised Value(2):                   $98,000,000

LTV(2)(3):                            71.0%

U/W DSCR(3)(4):                       1.36x

Reserves:                             Monthly real estate tax escrows,
                                      replacement and rollover reserves
                                      required.

Lockbox:                              Springing

Prepayment/Defeasance:                Defeasance beginning two years after
                                      securitization. Prepayment without penalty permitted three months prior to maturity.




---------------------------
1.   As of May 9, 2003.
2. Based on appraisal dated May 2, 2003. Appraised value based on 509,584 square feet of collateral, which includes the pads and stores for Sears and JCPenney, and the assumption that The May Department Stores Company purchases the former Ames pad and store and builds a 140,000 square foot Filene's store. As such, the Filene's store and pad would not be part of the collateral.
3.   As of the Cut-Off Date.
4. Calculated based on underwritten net cash flow of $6,097,435 and an actual debt constant of 6.405%.


--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       32

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


30 BROAD STREET


Cut-Off Date Balance:                 $62,500,000

Interest Rate:                        5.950%

Maturity Date:                        11/11/2008

Term to Maturity:                     5 years

Amortization:                         30 years

Sponsor:                              Seavest Inc., Murray Hill Properties and
                                      Lubert-Adler Funds

Property:                             47-story Class "B" office building
                                      comprised of 427,088 square feet

Location:                             New York, New York

Year Built:                           1932; renovated 1999

Occupancy(1):                         84.4% leased

Major Tenants:                        The building has a diverse tenancy with 36
                                      tenants and, other than the top three
                                      tenants, no tenant represents more than
                                      6.0% of the total base rent.

                                         Approx. % of    Lease End
 Tenant                   Square Feet     Base Rent       Date(2)
 ------                   -----------     ---------       -------
 NYSE                        46,927         17.3%       04/30/2008
 Wall Street Systems         48,340         13.1%       04/30/2009
 Maximus                     41,400         11.4%       04/30/2004


------------------
1.   The property is 77.7% occupied and 84.4% leased as of August 31, 2003.
2. Wall Street Systems and Maximus occupy multiple spaces. Lease expiration details: Wall Street Systems (34,340 square feet on April 30, 2009; 14,000 square feet on December 31, 2010) subject to termination rights; Maximus (27,400 square feet on April 30, 2004; 14,000 square feet on June 30, 2006) subject to termination rights.



--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       33

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

30 BROAD STREET (CONT.)


Appraised Value(1):                   $85,400,000

LTV(1)(2):                            73.2%

U/W DSCR(3):                          1.25x

Reserves:                             On-going for taxes, insurance, TI/LC's and
                                      replacement reserves.

Lockbox:                              Hard

Prepayment/Defeasance:                Defeasance beginning two years after
                                      securitization. Prepayment without penalty permitted one month prior to maturity date.

Cash Flow Sweep:                      100% excess cash flow sweep in the event
                                      that either 1) actual debt service
                                      coverage falls below 1.25x (excluding
                                      mark-to-market rents) or 2) a tenant gives notice to exercise a termination option which will bring anticipated debt service coverage below 1.25x (excluding mark-to-market rents). The sweep will remain in effect until property has achieved actual debt service coverage of 1.30x (excluding mark-to-market rents) for two consecutive quarters.

Additional Collateral:                Borrower has posted a $630,000 letter of
                                      credit as additional collateral for two
                                      tenants that have vacated but continue to pay rent. It will be released upon the occupancy of the aforementioned space or any other space with an aggregate rental income of $630,000.



---------------------------
1.   Based on appraisal dated as of September 15, 2003.
2.   As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $5,601,209 and actual debt constant of 7.156%.


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LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       34

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

OAKWOOD DULLES APARTMENTS


Cut-Off Date Balance:                 $44,500,000

Interest Rate:                        5.890%

Anticipated Repayment Date ("ARD"):   9/11/2008

Maturity Date:                        9/11/2033

Original Term to ARD:                 5 years

Amortization:                         Interest only through ARD Date followed by
                                      amortization

Sponsor:                              Howard Ruby and Edward Broida (founders of
                                      Oakwood Worldwide, LLC)

Property:                             Class A+ apartment property with 411
                                      units, comprised of 125 one-bedroom units, 247 two-bedroom units and 39 three-bedroom units

Location:                             Herndon, Virginia

Year Built:                           2001

Occupancy(1):                         95.6%

Average Rent/Unit:                    One-bedroom: $1077; two-bedroom: $1251;
                                      three-bedroom: $1584



---------------------------
1.   As of July 11, 2003.


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LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
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
Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


OAKWOOD DULLES APARTMENTS (CONT.)


Appraised Value(1):                   $58,000,000

LTV(1)(2):                            76.7%

U/W DSCR(3):                          1.38x

Reserves:                             On-going for taxes, insurance, and
                                      replacement reserves of $250 per unit

Lockbox:                              Hard

Prepayment/Defeasance:                Defeasance permitted two years after
                                      securitization. Prepayment not permitted prior to ARD.

Mezzanine Financing:                  $14,650,973 mezzanine financing which is
                                      co-terminus with the first mortgage and is subject to an intercreditor agreement which complies with the rating agency guidelines.



---------------------------
1.   Based on appraisal dated June 13, 2003.
2.   As of the Cut-Off Date.
3. Based on underwritten net cash flow of $3,659,400 and actual debt constant of 5.972%.


--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
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

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE PLAZA AT DELRAY


Cut-Off Date Balance:                 $43,250,000

Interest Rate:                        5.000%

Maturity Date:                        8/11/2008

Term to Maturity:                     5 years

Amortization:                         Interest only

Sponsor:                              Investcorp Properties Limited

Property:                             Community center with 331,068 square feet
                                      of gross leasable area

Location:                             Delray Beach, Florida

Year Built:                           1979; renovated 1997 and 1998

Major Tenants(1):                     Regal Cinema (18 screens, 55,000 square
                                      feet; credit rating of BB-/Ba2); Publix
                                      (39,157 square feet; NR/NR); Linens n'
                                      Things (30,048 square feet; NR/NR);
                                      Marshalls (27,000 square feet; credit
                                      rating of A/A3); Staples (20,388 square
                                      feet; credit rating of BBB-/Baa2); and
                                      Books-a-Million (20,000 square feet;
                                      NR/NR)

2002 Major Tenant Sales(2):           Regal Cinema $179,566 per screen; Publix
                                      $535 psf


---------------------------
1. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent if tenant company is not rated.
2. Sales for the year ending December 2002 are borrower estimates. Reported sales for Linens n' Things are for two months since the store opened November 1, 2002. Staples sales for the year ending 2002 are not available since the store opened April 12, 2003.


--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       37

 Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE PLAZA AT DELRAY (CONT.)


Top Five Retail Tenants(1):           Tenant                     Square Feet     Lease End Date
                                      ------                     -----------     --------------
                                      Party City                   11,399           9/30/2006
                                      Floral Supply Market         11,180           2/29/2008
                                      Hallmark                     6,871            2/29/2004
                                      South Trust Bank             5,329            2/28/2006
                                      Applebee's                   5,150            8/25/2006

Occupancy(2):                         97.8%

Appraised Value(3):                   $57,100,000

LTV(3)(4):                            75.7%

U/W DSCR(5):                          1.79x

Reserves:                             On-going for taxes, insurance, TI/LC's,
                                      and CapEx

Lockbox:                              Springing

Prepayment/Defeasance:                Defeasance beginning two years and four
                                      months after origination. Prepayment
                                      without penalty permitted one month prior to Maturity Date.



---------------------------
1. Outparcel tenants: Eckerd Drugs, Denny's, Roadhouse Grill and Longhorn Steakhouse.
2.   As of July 27, 2003.
3.   Based on appraisal dated June 22, 2003.
4.   As of the Cut-Off Date.
5. Calculated based on underwritten net cash flow of $3,928,480 and an actual debt constant of 5.069%.


--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       38

--------------------------------------------------------------------------------
                                                                  SUMMARY POINTS

Summary Points
--------------------------------------------------------------------------------
                                                                  SUMMARY POINTS


o    Weighted average DSCR of 1.71x; weighted average Cut-Off Date LTV of 65.4%

o The significant mortgage loans discussed in this presentation have a weighted average DSCR of 1.97x and a weighted average Cut-Off Date LTV of 58.6% and collectively represent 52.6% of the initial mortgage pool balance

o    Institutional sponsorship and repeat borrowers

o Office, anchored retail, regional mall, industrial/warehouse, multifamily(1) and Investment Grade Loans comprise 91.8% of the initial mortgage pool balance

o    Geographically diversified with properties located in 29 states

o 100.0% of the loans have ongoing reserves for replacements, 100.0% for taxes and 99.7% of such loans have ongoing reserves for insurance(2)

o    98.4% of the initial mortgage pool balance have cash management systems

o Established relationship between Lehman Brothers and UBS Investment Bank - this transaction marks the 21st overall transaction between Lehman Brothers and UBS Investment Bank since early 2000



---------------------------
1. Multifamily component includes one mobile home park property representing 0.1% of the aggregate pool.
2. As of the Cut-Off Date; excludes the Investment Grade Loans. In some instances where there are no tax or insurance escrows, certain creditworthy tenants are permitted to pay taxes directly and are subsequently deemed to have escrows.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       39

--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Investor Reporting
--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING


Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

    Name of Report                            Description (information provided)
    ----------------------------------------------------------------------------
1   Distribution Date Statements              Principal and interest distributions, principal balances

2   Mortgage Loan Status Report               Portfolio stratifications

3   Comparative Financial Status Report       Revenue, NOI, DSCR to the extent available

4   Delinquent Loan Status Report             Listing of delinquent Mortgage Loans

5   Historical Loan Modification Report       Information on modified Mortgage Loans

6   Historical Liquidation Report             Net liquidation proceeds and realized losses

7   REO Status Report                         NOI and value of REO

8   Servicer Watch List                       Listing of loans in jeopardy of becoming specially serviced

9   Loan Payoff Notification Report           Listing of loans that have given notice of intent to payoff




--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       40

--------------------------------------------------------------------------------
                                                                        TIMELINE

Timeline
--------------------------------------------------------------------------------
                                                                        TIMELINE

DATE                                  EVENT
--------------------------------------------------------------------------------
Week of November 3, 2003              Structural & Collateral Term Sheets
                                      Available/ Presale Reports Available on
                                      Rating Agency Websites/ Road Shows/
                                      Investor Calls/ Preliminary Prospectus
                                      Supplement Available
--------------------------------------------------------------------------------
Week of November 10, 2003             Pricing
--------------------------------------------------------------------------------
Week of November 24, 2003             Closing




--------------------------------------------------------------------------------

LEHMAN BROTHERS                               [LOGO OMITTED] UBS INVESTMENT BANK
                                       41